                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report: November 30, 2000

                            THE SEAGRAM COMPANY LTD.
                            ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            Canada                    1-2275               None
            ------                    ------               ----
(STATE OR OTHER JURISDICTION       (COMMISSION         (IRS EMPLOYER
      OF INCORPORATION)            FILE NUMBER)      IDENTIFICATION NO.)

               1430 Peel Street, Montreal, Quebec, Canada H3A 1S9
               --------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

              Registrant's telephone number, including area code:

                                 (514) 987-5200
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Item 5. Other Events.

On November 30, 2000, Joseph E. Seagram & Sons, Inc. announced that it is commencing a cash tender offer and consent solicitation for certain of its outstanding debt securities. A copy of the press release is attached hereto as
Exhibit 99 and is incorporated herein by reference.


Item 7. Financial statements and Exhibits.

        (c)    Exhibits

               (99)    Press release dated November 30, 2000




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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        THE SEAGRAM COMPANY LTD.
                                             (Registrant)

Date: November 30, 2000                 By: /s/ Daniel R. Paladino
                                        --------------------------------
                                           Daniel R. Paladino
                                           Executive Vice President --
                                             Legal & Environmental Affairs




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                                 EXHIBIT INDEX


Exhibit
Number              Description of Exhibit
-------             ----------------------
(99)              Press release dated November 30, 2000